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                                                                   EXHIBIT 10.14

                              ARTICLE 9 CERTIFICATE

US BANK

              (For Personal Property Secured Loans EXCLUDING PERSONAL TRUSTS)
                                                   -------------------------

              Date:   11/07/02     "Borrower"___________________  "Ban'" ______
                  ------------


               The undersigned pledgor of collateral to the Bank (hereafter "Pledgor") in his or her capacity as set forth below warrants and attests to Bank, its successors and assigns, the following:

               1.      LEGAL NAME.  The exact legal name of Pledgor is:

                       NUTECH DIGITAL, INC.
                       ---------------------
                       (Note: If Pledgor is a sole proprietorship, indicate the exact name of the individual owner of the proprietorship, including full middle name. If Pledgor is a general partnership without a formal partnership name, list the exact names of the partners who comprise the partnership.)

         2.            TYPE OF Entity. Pledgor is a (CHeck one)
                        [ ]husband and wife borrowing relationship
                        [ ]  sole  proprietorship
                        [ ]  general  partnership
                        [ ]  limited  partnership
                        [ ]  limited liability partnership
                        [ ]  limited  liability  limited   partnership
                        [ ]  limited    liability company
                        [X]  corporation
                             other (please designate) __________________

               3. REGISTERED ORGANIZATION. If Pledgor is an entity created by and registered with a state or the United States, check one and insert information as appropriate:

                         [] United States

                         [] State of ______________________ (please designate)


               4. REGISTRATION DOCUMENTATION. If Pledgor is a registered organization, attached is a file-stamped photocopy of Pledgor's current organization filing including all amendments (e.g., Articles of Incorporation, Articles of Organization, Certificate of Limited Partnership). Attaching a Certificate of Good Standing or Certificate of Status is sufficient for this requirement.

               5. ORGANIZATION NUMBER. If Pledgor is an organization and has an organization identification number, please specify ____________________, or if no separate identification number exists for the organization, indicate that "none exists" by checking this box . This is not the SSI or taxpayer ID number.

               6. EMPLOYER ID #/SOCIAL SECURITY #: Pledgor's EIN or SS number is: 95-4642831
                          -----------

               7.      PLEDGOR'S LOCATION.

                        [ ] Husband/wife or sole proprietorship, indicate complete address of principal residence

                           ------------------------------------------------

                       Also indicate any other address that might be considered a residence (e.g. vacation home)

                      ----------------------------------------------------------

                     [X]Registered Organization: location is state of registration.  Add mailing address of chief executive office here:

                                            7900 GLORIA AVENUE, VAN NUYS, CA 91406

                                           ---------------------------------------



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                    Registered Organization organized under the laws of the United States:
                  consult counsel L1

                   [] Foreign Pledgor: consult counsel

                   [] All other organizations, indicate address of chief executive office
                  -------------------------------------------------------------------------------------------

         8. PRIOR NAMES. List all former names of Pledgor during the past five (5) years, including those names which existed prior to any acquisition, merger or consolidation with or into Pledgor, or any name of Pledgor that existed before Pledgor changed its name to its current name or changed its form of business (e.g., sole proprietor to LLC).

                                                                                            Reason (e.g., merger,
                                                                                            acquisition,
                  Change of name from             Change of name to              Date       name changes, entity change
                  -------------------             -----------------              ----       ---------------------------


                  ------------------              ---------------                -----       -------------------

                  -----------------               --------------                 -----       -------------------

                  -----------------               --------------                 -----       --------------------

         9. PRIOR JURISDICTIONS. (NOTE: THIS REPRESENTATION APPLIES TO REGISTERED ORGANIZATIONS only). If on or after July 1, 2001 the Pledgor changed its registration (e.g., Articles of Incorporation, Articles of Organization, Limited Partnership Certificate) from a different state (e.g., Iowa to Wisconsin), list the prior state of registration.

                                      STATE                                    DATE OF CHANGE

                               -----------------------                       ----------------------

         10. PRIOR PRINCIPAL LOCATIONS OF PLEDGOR. Other than that location listed in Section 7 above, list the city, state and county of the current principal location (or residence) of Pledgor and any prior location during the last six (6) months.

                                      STATE                                     DATE OF CHANGE

                               -----------------------                         ----------------------

         11.      COLLATERAL  LOCATIONS.  Other  than  that  location  listed in
                  Section 7 above, list each city, state and county in which any of the following collateral IS CURRENTLY LOCATED or WAS LOCATED during the last six (6) months:. inventory, equipment.

                                              STATE                               DATE OF CHANGE

                               -----------------------                         ----------------------

         12.      Fixtures Timber To Be Cut As Extracted Minerals Farm Products.
                  Please list street  address of  collateral  and ATTACH A LEGAL
                  DESCRIPTION:
                  -------------------------------------------------------------------------------
                  County of ___________________________.
         []   There have been no changes since the last certificate dated ___________________.

         Pledgor represents and warrants that the foregoing statements are true and correct in all respects, and that such warranties and representations are made under and in connection with certain credit facilities between the Borrower and the Bank, and any inaccuracy of such representations or warranties will constitute a default under such facilities.

         (Individual)                                                     (Organization)


             LEE KASPER                                                  By:
         -----------------------------------                               -----------------------------

         -----------------------------------                               -----------------------------
         (Print Name)                                                       (Print Name and Title)

         (Individual)


                                                                         By:
         -----------------------------------                                --------------------------

         -----------------------------------                                --------------------------
      (Print Name)                                                          (Print Name and Title)

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